UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2021

CYTOMX THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37587	27-3521219
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 Oyster Point Blvd. Suite 400 South San Francisco, CA	94080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 515-3185

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	CTMX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 29, 2021, Alan Ashworth, Ph.D., FRS was appointed to the Board of Directors (the “Board”) of CytomX Therapeutics, Inc. (the “Company”), effective September 29, 2021, as a Class III director, with an initial term expiring at the Company’s 2024 annual meeting of stockholders, filling a vacancy.

Dr. Ashworth will receive the Company’s standard non-employee director compensation as described under “Director Compensation” in the Company’s preliminary proxy statement filed with the Securities and Exchange Commission on April 28, 2021. Pursuant to this program, upon appointment to the Board, Dr. Ashworth will receive an option under the Company’s 2015 Equity Incentive Plan to purchase 40,000 shares of the Company’s common stock with an exercise price of the closing price of the Company’s common stock on September 29, 2021, the effective date of Dr. Ashworth’s appointment. The option will vest and become exercisable as to 1/36th of the shares subject to the option on each monthly anniversary of the date of appointment to the Board, subject to Dr. Ashworth’s continued service to the Company through each applicable vesting date.

In connection with Dr. Ashworth’s appointment to the Board, the Company will enter into an indemnification agreement with Dr. Ashworth in accordance with the Company’s standard practice and pursuant to the form previously approved by the Board and the Company’s stockholders, which form was filed as Exhibit 10.16 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on August 28, 2015.

There have not been any transactions since the beginning of the Company’s last fiscal year, nor are there any proposed transactions, in which the Company was or is to be a participant involving amounts exceeding $120,000 and in which Dr. Ashworth had or will have a direct or indirect material interest. There are no arrangements or understandings between Dr. Ashworth and the Company or any other persons pursuant to which Dr. Ashworth was appointed as a director of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTOMX THERAPEUTICS, INC.

Date: October 4, 2021	By:	/s/ Lloyd Rowland
Lloyd Rowland
SVP, General Counsel